SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
              THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):June 9, 1998 (June
9, 1998)


                  THE NETWORK CONNECTION, INC.



    Georgia                   1-13760             58-1712432
(State or other          (Commission File         (IRS Employer
jurisdiction of          No.)                ID No.)
incorporation)



           1324 Union Hill Road, Alpharetta, GA 30201
            (Address of principal executive offices)



                         (770) 751-0889
       Registrant's telephone number, including area code




 (Former name or former address, if changed since last report)

Item 5 - Other Events.

     On March 11, 1998, the Company raised gross proceeds of $2.2 million in a private placement to a single institutional investor, KA Investments LDC (the "Investor"), of five-year convertible debt securities (the "Debentures") pursuant to the terms of a Convertible Debenture Purchase Agreement, dated March 11, 1998, by and between the Company and the Investor (the
"Debenture Purchase Agreement"). Each Debenture was sold for $50,000.00, accrued interest at a rate of 4% per annum, and was convertible at the option of the holder into shares of the Company's Common Stock at a price per share equal to the lesser of (i) $8.02 or (ii) 80% of the average closing market price of the Company's Common Stock during the 21 trading days prior to conversion, but in no event less than $3.00 per share (as adjusted for stock splits). As of June 9, 1998, the Investor and the Company entered into a Convertible Preferred Stock Purchase Agreement (the "Purchase Agreement"), pursuant to which the Investor agreed to exchange all of its Debentures for 220,000 shares of the Company's 4% Series A Convertible Preferred Stock (the "Preferred Stock"). The financial terms of the Preferred Stock are identical to the financial terms of the Debentures for which they were exchanged. The Company was obligated to file and have declared effective by the Securities and Exchange Commission (the "Commission"), on or prior to June 24, 1998, a registration statement with respect to the resale of the Common Stock issuable upon conversion of the Preferred Stock. The Company originally filed such Registration Statement on May 1, 1998, and such Registration Statement was declared effective by the Commission on June 8, 1998. The Company has agreed to use its best efforts to keep the Registration Statement effective for a period of three (3) years following the effective date of the Registration Statement, or through such earlier date when the Common Stock to be acquired upon conversion of the Preferred Stock may be sold pursuant to Rule 144(k) under the Securities Act.

     The   Company  is  registering  the  Shares  underlying  the
Preferred Stock to provide the holder of such shares, upon conversion of the Preferred Stock, with freely tradable shares of Common Stock. Pursuant to the terms of the Registration Agreement, this Registration Statement covers up to 20% of the number of shares of Common Stock outstanding on the issue date of the Preferred Stock under the Purchase Agreement. The terms of the Purchase Agreement require that the Company maintain a reserve of up to 20% of the number of shares of Common Stock outstanding on the issue date of the Preferred Stock under the Purchase Agreement for issuance upon conversion. The terms of the Preferred Stock permit the Company, at its option, to pay the dividends on the Preferred Stock in shares of Common Stock in lieu of cash under certain circumstances. However, the Company does not intend to issue such number of shares of Common Stock in lieu of cash dividends which, when added to the number of shares of Common Stock into which the Preferred Stock is convertible, would allow the aggregate number of such shares of Common Stock to exceed 20% of the outstanding shares of Common Stock on the issue date of the Preferred Stock under the Purchase Agreement

     Each share of Preferred Stock is convertible, in whole or in part, from time to time upon a date (the "Conversion Date") which is the earlier to occur of (1) June 24, 1998, or (2) the date that a Registration Statement with respect to the resale of the Common Stock which may be acquired upon conversion of the
Preferred Stock is declared effective by the Securities and Exchange Commission, subject to the restriction that the holders of the Preferred Stock shall be entitled to convert up to 25% of the aggregate Stated Value [e.g., ten ($10.00) dollars per share] of the Preferred Stock on the Conversion Date, up to 50% of the aggregate Stated Value of the Preferred Stock on the first month anniversary of the Conversion Date, up to 75% of the aggregate Stated Value of the Preferred Stock on the second month anniversary of the Conversion Date, and the entire aggregate Stated Value of the Preferred Stock on the third month anniversary of the Conversion Date.

      The outstanding Preferred Stock is subject to mandatory redemption by the Company, at the aggregate Stated Value thereof plus accrued and unpaid dividends, on March 11, 2003, or earlier under certain circumstances. In addition, during the period from March 11, 2001 through March 11, 2003, if any five- day average of the closing bid price of the Common Stock is $3.00 or greater, any outstanding shares of Preferred Stock shall be subject to automatic conversion by the Company into shares of Common Stock at $3.00 per share.




Item 7 - Financial Statements, Pro Forma Financial Statements and
Exhibits

     (a)  Financial Statements

          None.

     (b)  Pro Forma Financial Statements

          None.

     (c)  Exhibits

          The following Exhibits are filed as part of this Form 8-
K:


3.1 Articles of Amendments dated June 5, 1998 to the Certificate of Incorporation of the Registrant

10.  -  Convertible Preferred Stock Purchase  Agreement,
1    -  dated as of June 9, 1998, between KA Investments
        LDC (the "Investor") and the Registrant.

10.  -  Registration Rights Agreement, dated as of  June
2    -  9,   1998,   between   the  Investor   and   the
        Registrant.


                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                   THE NETWORK CONNECTION, INC.

(Registrant)



Dated:  June  9, 1998                          By:/S/  WILBUR  L.
RINER
                                     Wilbur L. Riner, Chairman



Exhibit 3.1
              ARTICLES OF AMENDMENT TO THE ARTICLES
                       OF INCORPORATION OF
                  THE NETWORK CONNECTION, INC.


These Amended Articles of Incorporation are being executed as of June 5, 1998, for the purpose of amending the Articles of Incorporation of The Network Connection, Inc. (the "Company"), pursuant to the Section 14-2-602 of the Georgia Business Corporation Code.

NOW, THEREFORE, the undersigned hereby certifies as follows:

FIRST:     The name of the Corporation is The Network Connection,
Inc.

SECOND: That, pursuant to authority conferred upon the Board of Directors by the Articles of Incorporation, said Board of Directors, at a meeting of the Board of Directors, adopted a resolution providing for the elimination of the existing Series A Convertible Preferred Stock, $.01 par value (the "Preferred
Stock"), designation from Article V of the Articles of Incorporation of the Company due to the fact that there are no outstanding shares of Preferred Stock, due to the fact that all previously outstanding shares of Preferred Stock have prior to the date hereof been converted into shares of the Corporation's Common Stock, $.001 par value (the "Common Stock").

The  Amended Articles of Incorporation were approved by the Board of  Directors in the manner required by Section 14-2-602  of  the
Georgia   Business  Corporation  Code  on  June  5,   1998,   and
shareholder approval was not required.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.

SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have hereunto signed their names and affirm that the statements made herein are true under the penalties of perjury as of this 5th day of June, 1998.

____________________________________

Wilbur L. Riner, Chairman

ATTEST:

____________________________
Barbara Riner, Assistant Secretary



ARTICLES OF AMENDMENT TO THE ARTICLES
                       OF INCORPORATION OF
                  THE NETWORK CONNECTION, INC.


     These Amended Articles of Incorporation are being executed as of June 5, 1998, for the purpose of amending the Articles of Incorporation of The Network Connection, Inc. (the "Company"), pursuant to the Section 14-2-602 of the Georgia Business Corporation Code.
     NOW, THEREFORE, the undersigned hereby certifies as follows:
     FIRST:     The  name  of  the  Corporation  is  The  Network
Connection, Inc.
     SECOND: That, pursuant to authority conferred upon the Board of Directors by the Articles of Incorporation, said Board of Directors, at a meeting of the Board of Directors, adopted a resolution providing for the creation of two hundred twenty thousand (220,000) shares of 4% Series A Convertible Preferred Stock, which resolution is as follows:
     "RESOLVED: That, pursuant to Article V of the Articles of Incorporation of the Company, there be and hereby is authorized and created one series of Preferred Stock, hereby designated as the 4% Series A Convertible Preferred Stock to consist of 220,000 shares with a par value of $.01 per share and a stated value of $10.00 per share (the "Stated Value"), and that the designations, preferences and relative, participating, optional or other special rights of the 4% Series A Convertible Preferred Stock (the "Series A Preferred Stock") and qualifications, limitations or restrictions thereof, shall be as follows:
     Section 1.     Dividends.

      The Company shall declare and pay to the holder of each share of Series A Preferred Stock (the "Holder") dividends at the rate per share (as a percentage of the Stated Value per share) equal to 4% per annum at any time that the Company legally may pay dividends in accordance with Georgia law. Such dividends shall be cumulative commencing as of the Issue Date, shall be paid prior to and in advance of payment of dividends on any other capital stock of the Company ranking junior to the Series A Preferred Stock, and shall be paid on a quarterly basis in arrears, commencing June 30, 1998, but in no event later than the earlier to occur of a Conversion Date (as defined in Section 6(a)(i)) for such shares of Series A Preferred Stock, or prior to the payment of dividends on any other capital stock of the Company ranking junior to the Series A Preferred Stock; provided, however, that the first payment of dividends hereunder shall also include any amounts due to the original Holder hereof on account of accrued and unpaid interest due under certain Convertible Debentures due March 11, 2003 which are being exchanged for the Preferred Stock pursuant to the Purchase Agreement on the Issue Date. Such dividends shall be paid in cash, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address of the Holder last appearing on the Company's stock register; provided, that all overdue, accrued and unpaid dividends and other amounts due hereunder shall bear interest at the rate of 15% per annum (to accrue daily) from the date such payment is due hereunder through and including the date of payment; provided further, that dividends (but not interest on overdue dividend payments) may, at the Company's option, be paid in shares of Common Stock (as defined in Section 8) calculated based upon the Conversion Price (as defined in Section 6) on the date such dividends were due to be paid. Dividends shall be calculated on the basis of a 360 day year and for the actual number of days elapsed. All amounts due hereunder other than such dividends shall be paid in cash. Notwithstanding anything to the contrary contained herein, the Company may not issue shares of Common Stock in payment of dividends if: (i) the number of shares of Common Stock at the time authorized, unissued and unreserved for all purposes, or held as treasury stock, is insufficient to pay dividends hereunder in shares of Common
Stock; (ii) such shares are not either registered for resale pursuant to an Underlying Securities Registration Statement (as defined in Section 8 or freely transferable without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), as determined by counsel to the Company pursuant to a written opinion letter addressed and in form and substance acceptable to the Holder and the transfer agent for such shares; (iii) such shares are not actively traded on the Nasdaq SmallCap Market (or listed or quoted for trading on the OTC Bulletin Board, provided that there are no fewer than four market makers actively trading the shares of Common Stock), Nasdaq National Market, American Stock Exchange, The New York Stock Exchange or any other exchange on which the Common Stock is then listed for trading (each, a "Subsequent Market"); (iv) the issuance of such shares would result in the recipient thereof beneficially owning more than 4.999% of the issued and outstanding shares of Common Stock as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended; or (v) the Per Share Market Value at such time is less than $3.00. The Common Stock shall not be deemed to be "actively traded" on the Nasdaq SmallCap Market under this Debenture if the Common Stock is delisted or suspended from trading on such exchange, market or trading facility, other than as a result of the suspension of trading in securities on such market or exchange generally, or temporary suspensions pending the release of material information, for more than thirty (30) business days.
Each such dividend shall be paid to the holders of record of shares of the Series A Preferred Stock as they appear on the stock register of the Company on such record date.
So long as any Series A Preferred Stock remains outstanding, without the vote in favor of the written consent of Holders of a majority of the outstanding shares of Series A Preferred Stock, neither the Company nor any subsidiary thereof shall (i) amend its certificate of incorporation, by laws or other charter documents so as to adversely affect any rights of the Holders,
(ii) redeem, purchase or otherwise acquire, or offer to redeem, purchase or otherwise acquire, directly or indirectly, any shares of Common Stock other than the Underlying Shares, or (iii) enter into agreement with respect to any of the foregoing. Notwithstanding anything herein to the contrary, in the event any payments of dividends, in whatever form, or interest (in either case payable under the terms of this Section 1) shall be subject to withholding tax, the amount of such dividends and interest shall be increased to the extent necessary to cause the Holder to receive the full amount of dividends and interest on unpaid dividends to which the Holder is entitled pursuant to this
Section 1, after giving effect to all such withholding taxes.
Section 2.     Liquidation Rights.
In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company ("Liquidation"), the Holders shall be entitled to receive out of the assets of the Company, whether such assets are capital or surplus, prior and in preference to any distribution of any of the assets or surplus funds of the Company to the holders of the Common Stock or any other series of Preferred Stock or other capital stock of the Company ranking junior to the Series A Preferred Stock (collectively, the "Junior Securities") by reason of their ownership thereof, an amount equal to (i) ten dollars ($10.00) per share, plus (ii) any and all accrued but unpaid dividends, whether declared or not (and accrued and unpaid interest on unpaid dividend payments) on each share of Series A Preferred Stock declared or otherwise due and payable pursuant to
Section 1 hereof (the "Liquidation Amount"). If, upon any liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution to the Holders shall be insufficient to pay the Holders the full amounts to which they respectively shall be entitled pursuant to this Section 2, the Holders shall share ratably in any distribution of assets according to the respective amounts that would be payable in respect of the shares of Series A Preferred Stock held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full. The Company shall mail a written notice of such Liquidation not less than 45 days prior to the payment date stated therein to each Holder.
All of the preferential amounts to be paid to the Holders of the Series A Preferred Stock under this Section 2 shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any assets of the Company to, the holders of Junior Securities in connection with such Liquidation. After payment shall have been made to the Holders of shares of the Series A Preferred Stock of the full amounts  to which they shall have been entitled pursuant to  this
Section 2, the holders of Junior Securities shall be entitled to share in all remaining assets of the Company available for distribution to its shareholders, to the exclusion of the Holders of shares of Series A Preferred Stock, shared according to their respective rights and preferences.
Section 3.     Voting.
The Holders of shares of Series A Preferred Stock shall not have or enjoy any voting rights or power, except as otherwise required by law or as specifically provided for in Section 1 hereof.
Section 4.     Mandatory Redemption.
(a) The shares of Series A Preferred Stock outstanding on the fifth anniversary of the Original Issue Date (the "Redemption Date") shall be redeemed by the Company at a redemption price equal to the Stated Value multiplied by such shares of Series A Preferred Stock, plus accrued and unpaid dividends thereon (and accrued and unpaid interest on unpaid dividend payments) outstanding on such date (the "Redemption Price").
(b) If pursuant to Section 4(a) the Company shall redeem any shares of Series A Preferred Stock, the Company shall give written notice of such redemption to each holder of record of shares of Series A Preferred Stock to be redeemed not less than 10 nor more than 30 days prior to the Redemption Date, by certified mail enclosed in a postage paid envelope addressed to such Holder at such Holder's address as the same shall appear on the books of the Company. Such notice shall (i) state that the Company is required to redeem the Series A Preferred Stock on the Redemption Date, (ii) state the date fixed for redemption, (iii) state the Redemption Price, (iv) state that the shares called for redemption are convertible until the close of business on the second day preceding the date fixed for redemption and (v) call upon such Holder to surrender to the Company on or after said date at its principal place of business designated in such notice, a certificate or certificates representing the number of shares of Series A Preferred Stock to be redeemed in accordance with such notice. On the Redemption Date, each Holder of shares of Series A Preferred Stock to be so redeemed shall present and surrender the certificate or certificates for such shares to the Company at the place designated in said notice and thereupon the Redemption Price of such shares shall be paid to, or to the order of, the person whose name appears on such certificate or certificates as the owner thereof. From and after the Redemption Date, unless default shall be made by the Company in providing for the payment of the Redemption Price pursuant to such notice, all rights of the holders of the Series A Preferred Stock so redeemed, except the right to receive the Redemption Price, shall cease and terminate.
Section 5.     Events of Default.
(a) "Event of Default," wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):
(i) any default in a payment in relation to the Series A Preferred Stock or of the Redemption Price on the Redemption Date, dividends or interest on accrued and unpaid dividends, or liquidated damages in respect of, the Series A Preferred Stock, free of any claim of subordination, as and when the same shall become due and payable (whether on the applicable quarterly dividend payment date, the Conversion Date or the Redemption Date or otherwise);
(ii) the Company shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of, the terms of the Series A Preferred Stock and/or
Article V of the Articles of Incorporation of the Company, the Purchase Agreement or the Registration Rights Agreement (as defined in Section 8), and such failure or breach shall not have been remedied within 10 days after the date on which notice of such failure or breach shall have been given;
(iii) the Company or any of its subsidiaries shall commence, or there shall be commenced against the Company or any such subsidiary, a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any subsidiary thereof, or there is commenced against the Company or any subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Company or any subsidiary thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Company or any subsidiary thereof makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company or any subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or the Company or any subsidiary thereof shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company or any subsidiary thereof for the purpose of effecting any of the foregoing;
(iv) the Company shall default in any of its obligations under any mortgage, credit agreement or other facility, indenture agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness of the Company in an amount exceeding one hundred thousand dollars ($100,000), whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;
(v) the Common Stock shall fail to be listed or quoted for trading on the Nasdaq SmallCap Market or any Subsequent Market for a period of thirty (30) calendar days;
(vi) the Company shall be a party to any merger or consolidation pursuant to which the Company shall not be the surviving entity (or, if the Company is the surviving entity, the Company shall issue or sell to another Person, or group thereof, in excess of 50% of the Common Stock) or shall dispose of all or substantially all of its assets in one or more transactions, or shall redeem more than a de minimis number of shares of Common Stock (other than redemptions of Underlying Shares);
(vii) an Underlying Securities Registration Statement shall not have been declared effective by the Securities and Exchange Commission (the "Commission") on or prior to 180 days following the Original Issue Date; or
(viii) an "Event" under Sections 6(c)(i)(d) and 6(c)(i)(e) shall not have been cured to the satisfaction of the Holder prior to the expiration of thirty (30) days from the Event Date (as defined in Section 6(c)(i)) relating thereto.
(b) If any Event of Default occurs and is continuing, the Stated Value multiplied by the number of outstanding shares of Series A Preferred Stock, together with accrued and unpaid dividends thereon, if any (and accrued and unpaid interest on unpaid dividend payments) and other amounts owing in respect thereof, to the date of the Event of Default, shall become immediately due and payable in cash. The aggregate amount payable upon an Event of Default in respect of the Series A Preferred Stock (the
"Default Redemption Amount") shall be equal to 120% (the "Percentage") of the sum of the Stated Value multiplied by the outstanding number of shares of Series A Preferred Stock, together with accrued and unpaid dividends thereon, if any (and accrued and unpaid interest on unpaid dividend payments); provided, however, that for purposes of Section 5(a)(vii) above, the Percentage shall be 110%. The Holder need not provide and the Company hereby waives any demand or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by the Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.
Section 6.     Conversion.
(a) (i) Each share of Series A Preferred Stock shall be convertible into shares of Common Stock at the option of the Holder, in whole or in part at any time and from time to time, upon the earlier to occur of (1) the date an Underlying Securities Registration Statement is declared effective by the Commission, or (2) the 105th day after the Original Issue Date, and prior to the close of business on the Redemption Date; provided, however, that, (w) on the Conversion Date (as defined below), the Holder shall be entitled to convert up to 25% of the aggregate number of shares of Series A Preferred Stock originally issued under the terms of the Purchase Agreement, (x) on the first month anniversary of the Conversion Date, the Holder shall be entitled to convert up to 50% of the aggregate number of shares of Series A Preferred Stock originally issued under the terms of the Purchase Agreement, (y) on the second month anniversary of the Conversion Date, the Holder shall be entitled to convert up to 75% of the aggregate number of shares of Series A Preferred Stock originally issued under the terms of the Purchase Agreement, and (z) on the third month anniversary of the Conversion Date, the Holder shall be entitled to convert up to 100% of the aggregate number of shares of Series A Preferred Stock originally issued under the terms of the Purchase Agreement. The number of shares of Common Stock as shall be issuable upon a conversion hereunder shall be determined by dividing (x) the product of (i) the Stated Value and (ii) the number of shares of Series A Preferred Stock which are to be converted, plus all accrued but unpaid dividends (and accrued and unpaid interest on unpaid dividend payments) thereon, by (y) the Conversion Price (as defined below), each as subject to adjustment as provided hereunder. The Holder shall effect conversions by surrendering certificates evidencing shares of Series A Preferred Stock to be converted, together with the form of conversion notice attached hereto as Exhibit A (a "Conversion Notice") to the Company. Each Conversion Notice shall specify the number of shares of Series A Preferred Stock to be converted and the date on which such conversion is to be effected, which date shall be the date such Conversion Notice is deemed to have been delivered hereunder (a "Conversion Date"). Subject to
Section 6(b) hereof and Section 3.8 of the Purchase Agreement, each Conversion Notice, once given, shall be irrevocable. If the Holder is converting less than all of the shares of Series A Preferred Stock purchased under the Purchase Agreement, or if a conversion hereunder cannot be effected in full for any reason, the Company shall honor such conversion to the extent permissible hereunder and shall promptly deliver to such Holder (in the manner and within the time set forth in Section 6(b)) a new certificate for such shares of Series A Preferred Stock as have not been converted.
(ii) During the period from the third anniversary of the Original Issue Date to the Redemption Date, if the Per Share Market Value for any consecutive five (5) Trading Days (the "Measuring Period") is equal to or greater than $3.00, any shares of Series A Preferred Stock outstanding on the Trading Day immediately following the Measuring Period (the "Automatic Conversion Date") shall automatically be converted into shares of Common Stock at a conversion price of $3.00; provided (i) the Company provides the Holder thereof with notice of automatic conversion within two Trading Days following the Automatic Conversion Date, and (ii) there is, on the Automatic Conversion Date, sufficient authorized and reserved shares to deliver shares upon such conversion and an effective Underlying Securities Registration Statement, or such shares of Common Stock as would then be issuable in respect thereof would be freely tradeable without volume restrictions under Rule 144 promulgated under the Securities Act. Notwithstanding the foregoing, the Company shall honor conversions tendered on any Conversion Date prior to the later to occur of (i) the Automatic Conversion Date and (ii) the date that the Holder receives the notice described in clause (ii) of this subsection.
(b) Not later than three Trading Days after the Conversion Date, the Company will deliver to the Holder (i) a certificate or certificates which shall be free of restrictive legends and trading restrictions (other than those required by Section 3.1(b) of the Purchase Agreement) representing the number of shares of the Common Stock being acquired upon the conversion of Series A Preferred Stock (subject to reduction pursuant to Section 3.8 of the Purchase Agreement), (ii) certificates evidencing the shares of Series A Preferred Stock not converted; (iii) a bank check in the amount of all accrued and unpaid dividends (if the Company has elected and is permitted hereunder to pay accrued dividends in cash), together with all other amounts then due and payable in accordance with the terms hereof, in respect of shares of Series A Preferred Stock tendered for conversion and (iv) if the Company has elected to pay accrued dividends in shares of the Common Stock, certificates, which shall be free of restrictive legends and trading restrictions (other than those required by Section 3.1(b) of the Purchase Agreement), representing such number of shares of the Common Stock as equals such dividends divided by the Conversion Price calculated on the Conversion Date; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of the Common Stock issuable upon conversion of the shares of Series A Preferred Stock until certificates evidencing the shares of Series A Preferred Stock are delivered for conversion to the Company or the Holder notifies the Company that such certificates evidencing the shares of Series A Preferred Stock have been mutilated, lost, stolen or destroyed and complies with Section 11 hereof. If in the case of any Conversion Notice such certificate or certificates, including for purposes hereof, any shares of the Common Stock to be issued on the Conversion Date on account of accrued but unpaid dividends hereunder, are not delivered to or as directed by the Holder by the third Trading Day after a Conversion Date, the Holder shall be entitled by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion (whether subject to a Holder or a Company Conversion Notice), in which event the Company shall immediately return the shares of Series A Preferred Stock tendered for conversion. If the Company fails to deliver to the Holder such certificate or certificates pursuant to this Section, including for purposes hereof, any shares of the Common Stock to be issued on the Conversion Date on account of accrued but unpaid dividends hereunder, prior to the fourth Trading Day after the Conversion Date, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, $1,500 for each day thereafter until the earlier of (i) the 20th day following the Conversion Date or (ii) until such time as the Company delivers such certificates (such amount shall also be due for each Trading Day after the date that the Holder may rescind such conversion until such date as the Holder shall have received the return of the shares of Series A Preferred Stock relating to such rescission). If the Company fails to deliver to the Holder such certificate or certificates pursuant to this Section on the 21st day following the Conversion Date, the Company shall, pay to such Holder, in cash, as liquidated damages and not as a penalty, $2,500 for each day thereafter until the Company delivers such certificates (such amount shall also be due for each Trading Day after the date that the Holder may rescind such conversion until such date as the Holder shall have received the return of the shares of Series A Preferred Stock relating to such rescission). In addition, if the Company shall not have delivered to the Holder such certificates by the 20th Trading Day after the Conversion Date, an Event of Default shall be deemed to have occurred under Section 5(a)(ii).
(c) (i) The conversion price (the "Conversion Price") in effect on any Conversion Date shall be the lesser of (A) $8.02 (the "Initial Conversion Price") or (B) 80% of the Average Price calculated on the Conversion Date; provided, that, except as otherwise specifically set forth herein, the Conversion Price shall not be less than $3.00, as adjusted for stock splits (the "Floor"). Notwithstanding the foregoing, the Floor shall not apply to any conversions pursuant to adjustments to the Initial Conversion Price as a result of the provisions of Section 6(c)(ii)-(v). If (a) an Underlying Securities Registration Statement is not filed on or prior to the Filing Date (as defined in the Registration Rights Agreement) (if the Company files such Underlying Securities Registration Statement without affording the Holder the opportunity to review and comment on the same as required by Section 3(a) of the Registration Rights Agreement, the Company shall not be deemed to have satisfied this clause
(a)),  or  (b)  the Company fails to file with the  Commission  a request for acceleration in accordance with Rule 12d1-2 promulgated under the Securities Exchange Act of 1934, as amended, within ten (10) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that an Underlying Securities Registration Statement will not be "reviewed" or is not subject to further review or comment by the Commission, or (c) the Underlying Securities Registration Statement is not declared effective by the Commission on or prior to the Effectiveness Date, or (d) such Underlying Securities Registration Statement is filed with and declared effective by the Commission but thereafter ceases to be effective as to all Registrable Securities (as such term is defined in the Registration Rights Agreement) at any time prior to the expiration of the "Effectiveness Period" (as such term as defined in the Registration Rights Agreement), without being succeeded by a subsequent Underlying Securities Registration
Statement filed with and declared effective by the Commission within twenty one (21) days, or (e) the conversion rights of the Holder are suspended for any reason or if the Holder is not permitted to resell Registrable Securities under the Underlying Securities Registration Statement, or (f) an amendment to the Underlying Securities Registration Statement is not filed by the Company with the Commission within twenty one (21) days of the Commission's notifying the Company that such amendment is required in order for the Underlying Securities Registration Statement to be declared effective (any such failure being referred to as an "Event", and for purposes of clauses (a), (c) and (e) the date on which such Event occurs, or for purposes of clause (b) the date on which such five (5) day period is exceeded, or for purposes of clauses (d) and (f) the date which such ten (10) day period is exceeded, being referred to as "Event Date"), the Company shall pay, in cash, as liquidated damages and not as a penalty, (x) on the Event Date, 1.0% of the product of the Stated Value and the number of shares of Series A Preferred Stock then outstanding, allocated pro rata to Holders of the Series A Preferred Stock, and (y) on the first day of each month following the Event Date, until the triggering Event is cured, the Company shall pay, in cash, as liquidated damages and not as a penalty, 3.0% of the product of the Stated Value and the number of shares of Series A Preferred Stock then outstanding, allocated pro rata to Holders of the Series A Preferred Stock.
(ii) If the Company, at any time while any shares of the Series A Preferred Stock are outstanding, (a) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of the Common Stock, (b) subdivide outstanding shares of the Common Stock into a larger number of shares, (c) combine outstanding shares of the Common Stock into a smaller number of shares, or (d) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, the Initial Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of the Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.
(iii) If the Company, at any time while any shares of the Series A Preferred Stock are outstanding, shall issue rights or warrants to all holders of the Common Stock (and not to the Holder) entitling them to subscribe for or purchase shares of the Common Stock at a price per share less than the Per Share Market Value of the Common Stock at the record date mentioned below, the Initial Conversion Price shall be multiplied by a fraction, of which the denominator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of additional shares of the Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Per Share Market Value. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. However, upon the expiration of any right or warrant to purchase shares of the Common Stock the issuance of which resulted in an adjustment in the Initial Conversion Price pursuant to this Section, if any such right or warrant shall expire and shall not have been exercised, the Initial Conversion Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Initial Conversion Price made pursuant to the provisions of this
Section 6 after the issuance of such rights or warrants) had the adjustment of the Initial Conversion Price made upon the issuance of such rights or warrants been made on the basis of offering for subscription or purchase only that number of shares of the Common Stock actually purchased upon the exercise of such rights or warrants actually exercised.
(iv) If the Company, at any time while shares of Series A Preferred Stock are outstanding, shall distribute to all holders of the Common Stock (and not to the Holder) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Initial Conversion Price at which Series A Preferred Stock shall thereafter be convertible shall be determined by multiplying the Initial Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Per Share Market Value of the Common Stock determined as of the record date mentioned above, and of which the numerator shall be such Per Share Market Value of the Common Stock on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith; provided, however, that in the event of a distribution exceeding ten percent (10%) of the net assets of the Company, such fair market value shall be determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Company) (an "Appraiser") selected in good faith by the holders of a majority in interest of the shares of Series A Preferred Stock then outstanding; and provided, further, that the Company, after receipt of the determination by such Appraiser shall have the right to select an additional Appraiser, in good faith, in which case the fair market value shall be equal to the average of the determinations by each such Appraiser. In either case the adjustments shall be described in a statement provided to the holders of Series A Preferred Stock of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of the Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.
(v) In case of any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, the Holders of Series A Preferred Stock shall have the right thereafter to, at their option, (A) convert the then outstanding Series A Preferred Stock, together with all accrued but unpaid dividends and any other amounts then owing hereunder in respect of the Series A Preferred Stock only into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of the Common Stock following such reclassification or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities, cash or property as the shares of the Common Stock of the Company into which the then outstanding Series A Preferred Stock, together with all accrued but unpaid dividends and any other amounts then owing hereunder in respect of the Series A Preferred Stock, which could have been converted immediately prior to such reclassification or share exchange into shares of Common Stock, would have been entitled, or (B) require the Company to redeem from funds legally available therefor at the time of such redemption, the number of shares of Series A Preferred Stock then outstanding, plus all accrued and unpaid dividends (and accrued and unpaid interest on unpaid dividend payments) and other amounts due and payable thereon at a price determined in accordance with Section 5(b) (the "Reclassification Price"). The entire Reclassification Price shall be paid in cash. This provision shall similarly apply to successive reclassifications or share exchanges.
(vi) All calculations under this Section 6 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.
(vii) Whenever the Initial Conversion Price is adjusted pursuant to any of Section 6(c)(ii) - (v), the Company shall promptly mail to each Holder of Series A Preferred Stock a notice setting forth the Initial Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.
(viii)    If:
A. the Company shall declare a dividend (or any other distribution) on its Common Stock; or
B. the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or
C. the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or
D. the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share of exchange whereby the Common Stock is converted into other securities, cash or property; or
E. the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company;
then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of shares of Series A Preferred Stock, and shall cause to be mailed to the Holder at its last address as it shall appear upon the stock books of the Company, at least 30 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to convert the Series A Preferred Stock during the 30-day period commencing on the date of such notice and terminating on the effective date of the event triggering such notice.
(d) The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of the Common Stock solely for the purpose of issuance upon conversion of the shares of Series A Preferred Stock free from preemptive rights and payment of dividends on the Series A Preferred Stock, each as herein specified or any other actual contingent purchase rights of persons other than the Holder, not less than such number of shares of the Common Stock as shall (subject to any additional requirements of the Company as to reservation of such shares set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 6(c)) upon the conversion of all outstanding shares of Series A Preferred Stock and payment of dividends hereunder. The Company covenants that all shares of the Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable and, if the Underlying Securities Registration Statement has been declared effective under the Securities Act, freely tradable.
(e) Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the Per Share Market Value at such time. If the Company elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.
(f) The issuance of certificates for shares of the Common Stock on conversion of the Series A Preferred Stock shall be made without charge to the Holder thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate; provided, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such Series A Preferred Stock so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.
(g) Any and all notices or other communications or deliveries to be provided by the Holder, including, without limitation, any Conversion Notice, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to the Company, at 1324 Union Hill Road, Alpharetta, Georgia 30201 (facsimile number 770-751-0858), attention Chief Financial Officer, or such other address or facsimile number as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to each Holder of the Series A Preferred Stock at the facsimile telephone number or address of such Holder appearing on the stock transfer records of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:00 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:00 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) four days after deposit in the United States mail, (iv) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (v) upon actual receipt by the party to whom such notice is required to be given.
Section 7.     Optional Redemption.
(a) The Company shall have the right, exercisable at any time upon twenty (20) Trading Days prior written notice to the Holder (the "Optional Redemption Notice"), to redeem shares of Series A Preferred Stock from funds legally available therefor at the time of such redemption, all or any portion of the outstanding shares of Series A Preferred Stock for which Conversion Notices have not previously been delivered hereunder, at a price equal to the Optional Redemption Price (as defined below). Any such redemption by the Company shall be in cash and shall be free of any claim of subordination. The Holder shall have the right to tender, and the Company shall honor, Conversion Notices delivered prior to the expiration of the twentieth (20th) Trading Day after receipt by the Holder of an Optional Redemption Notice for such shares of Series A Preferred Stock (such date, the "Optional Redemption Date").
(b) If any portion of the Optional Redemption Price shall not be paid by the Company by the Optional Redemption Date, the Optional Redemption Price shall be increased by 15% per annum (to accrue daily) until paid (which amount shall be paid as liquidated damages and not as a penalty). In addition, if any portion of the Optional Redemption Price remains unpaid at 5:00 p.m., New York time, on the Optional Redemption Date, the Holder subject to such redemption may elect by written notice to the Company to either
(i) demand conversion in accordance with the formula and the time period therefor set forth in Section 6 of any shares of Series A Preferred Stock for which the Optional Redemption Price (including accrued and unpaid dividends thereon), plus accrued liquidated damages thereof, has not been paid in full (the "Unpaid Redemption Shares Amount"), in which event the applicable Per Share Market Value shall be the lower of the Per Share Market Value calculated on the Optional Redemption Date and the Per
Share Market Value as of the Holder's written demand for conversion, or (ii) invalidate ab initio such optional redemption, notwithstanding anything herein contained to the contrary. If the Holder elects option (i) above, the Company shall, within three (3) Trading Days of the date such election is deemed delivered hereunder, deliver to the Holder the shares of Common Stock issuable upon conversion of the Unpaid Redemption Shares Amount subject to such conversion demand and otherwise perform its obligations hereunder with respect thereto; or, if the Holder elects option (ii) above, the Company shall promptly, and in any event not later than three (3) Trading Days from receipt of notice of such election, return to the Holder new shares of Series A Preferred Stock for the full Unpaid Redemption Shares Amount, in such number of shares of Series A Preferred Stock as shall equal the quotient found by dividing (x) the Unpaid Redemption Shares Amount by (y) the Stated Value, with any final fraction of a share to equal one whole share. If, upon an election under option (i) above, the Company fails to deliver the shares of Common Stock issuable upon conversion of the Unpaid Redemption Shares Amount within four (4) Trading Days of the date that such election is deemed delivered hereunder, the Company shall pay to the Holder in cash, as liquidated damages and not as a penalty, $1,500 per day until the Company delivers such Common Stock to the Holder.
(c) The "Optional Redemption Price" for any Series A Preferred Stock shall equal the greater of (1) the Default Redemption Amount and (2) the sum of (i) the product of the Stated Value and the number of shares of Series A Preferred Stock subject to the applicable Optional Redemption Notice, plus all accrued and unpaid dividends thereon, divided by the Conversion Price on (w) the Optional Redemption Date or (x) the date the Optional Redemption Price is paid in full, whichever is less, multiplied by the Average Price on (y) the Optional Redemption Date or (z) the date the Optional Redemption Price is paid in full, whichever is greater, and (ii) all other amounts, expenses, costs and liquidated damages due in respect of such shares of Series A Preferred Stock.
Section 8. Definitions. For the purposes hereof, the following terms shall have the following meanings:
"Average Price" on any date means the average Per Share Market Value for the twenty-one (21) Trading Days immediately preceding such date.
"Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.
"Common Stock" means the common stock, $.001 par value per share, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.
"Issue Date" shall mean June 9, 1998.
"Original Issue Date" shall mean March 11, 1998.
"Per Share Market Value" on any particular date means (a) the closing bid price per share of the Common Stock on such date on the Nasdaq SmallCap Market or other stock exchange or quotation system on which the Common Stock is listed for trading, or (b) if the Common Stock is not listed on the Nasdaq SmallCap Market or any other stock exchange or market, the closing bid price per share of the Common Stock on such date on the over-the counter market, as reported by the OTC Bulletin Board, or (c) if the Common Stock is not quoted on the OTC Bulletin Board, the closing bid price per share of Common Stock on such date on the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices), or (d) if the Common Stock is no longer traded on the over-the-counter market and reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices), such closing bid price shall be determined by reference to "Pink Sheet" quotes for the relevant conversion period as determined in good faith by the Holder, or (e) if the Common Stock is not then publicly traded, the fair market value of a share of Common Stock as determined by an appraiser selected in good faith by the Holders of a majority in interest of the outstanding shares of Series A Preferred Stock (the Company, after receipt of the determination by such appraiser, shall have the right to select an additional appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such appraiser).
"Person" means a company, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.
"Purchase Agreement" means the Convertible Preferred Stock Purchase Agreement, dated as of June 5, 1998, between the Company and KA Investments LDC, as amended, modified or supplemented from time to time in accordance with its terms.
"Registration Rights Agreement" means the Registration Rights Agreement, dated as of June 5, 1998, between the Company and KA Investments LDC, as amended, modified or supplemented from time to time in accordance with its terms.
"Trading Day" means (a) a day on which the Common Stock is traded on the Nasdaq SmallCap Market or other stock exchange or market on which the Common Stock is listed for trading, or (b) if the Common Stock is not listed on the Nasdaq SmallCap Market or any stock exchange or market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (c) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market or on the pink sheets as reported by the National Quotation Bureau Incorporated or Bloomberg Information Services, Inc., as the case may be (or any similar organization or agency succeeding their respective functions of reporting prices).
"Underlying Shares" means the shares of Common Stock into which the Series A Preferred Stock is convertible in accordance with the terms hereof and the Purchase Agreement.
"Underlying Securities Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement, covering, among other things, the resale of the Underlying Shares and naming the Holder as a "selling stockholder" thereunder.
Section 9. Additional Agreements. Except as expressly provided herein, no provision of the Series A Preferred Stock shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay any Redemption Price, the Liquidation Amount, the Default Redemption Amount, the Optional Redemption Price, any dividends or interest and liquidated damages (if any) on, the Series A Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed. The Company may only voluntarily redeem the shares of Series A Preferred Stock in accordance with Section 7 hereof.
Section 10. No Rights as Holder of Common Stock. Ownership of shares of Series A Preferred Stock shall not entitle the Holder to any of the rights of a Holder of Common Stock, including without limitation, the right to vote, to receive dividends (other than as stated herein) and other distributions on Common Stock, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.
Section 11. Lost, Mutilated or Stolen Certificates. If certificates evidencing shares of Series A Preferred Stock shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of mutilated certificates evidencing shares of Series A Preferred Stock, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate evidencing the number of shares of Series A Preferred Stock the certificate for which was so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership thereof, and indemnity, if requested, all reasonably satisfactory to the Company.
Section 12. Waiver. Any waiver by the Company or the Holder of a breach of any provision of the terms of the Series A
Preferred Stock shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of the terms of the Series A Preferred Stock. The failure of the Company or the Holder to insist upon strict adherence to any term of the Series A Preferred Stock on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of the Series A Preferred Stock. Any waiver must be in writing.
Section 13. Severability. If any provision of the terms of the Series A Preferred Stock is invalid, illegal or unenforceable, the balance of the terms of the Series A Preferred Stock shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.
Section 14. Calculation of Days. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next calendar month, the preceding Business Day in the appropriate calendar month).
Section 15. Restriction on Additional Issuances. Except as set forth in Section 3.15 of the Purchase Agreement, the Company shall not, without the prior written consent of the Holders of at least a majority of the then outstanding shares of Series A Preferred Stock, create or issue any additional Series A
Preferred Stock (other than the 220,000 shares of Series A Preferred Stock authorized hereby) or securities of the Company which rank senior to the Series A Preferred Stock upon payment of dividends or upon liquidation or other distribution of assets, other than debt securities issued in connection with borrowings, direct or indirect, from financial institutions or other persons by the Company (provided that such debt securities issued in connection with borrowings do not have any equity features, including issuance along with warrants, options or other rights to purchase capital stock, and are not convertible into capital stock of the Company). The Company may create other series of Preferred Stock on a basis which is on a parity with the Series A Preferred Stock.
The Amended Articles of Incorporation were approved by the Board of Directors in the manner required by Section 14-2-602 of the Georgia Business Corporation Code on June 5, 1998.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
SIGNATURE PAGE FOLLOWS]
IN WITNESS WHEREOF, the undersigned have hereunto signed their names and affirm that the statements made herein are true under the penalties of perjury as of this 5th day of June, 1998.
____________________________________
Wilbur L. Riner, Chairman
ATTEST:
____________________________
Barbara Riner, Assistant Secretary



                            EXHIBIT A
                  THE NETWORK CONNECTION, INC.
                      NOTICE OF CONVERSION
(To be Executed by the Registered Holder in order to Convert the shares of the Series A Preferred Stock)
The undersigned hereby elects to convert Certificate No. ________ for ____________ shares of THE NETWORK CONNECTION, INC. Series A Preferred Stock into shares of Common Stock, $.001 par value per share (the "Common Stock"), of THE NETWORK CONNECTION, INC. (the "Company") according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the
Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.
Conversion calculations:
Date               of              Conversion              Notice
_____________________________________________
Number of Shares of Series A Preferred Stock to be Converted
_____________________
Number    of    shares   of   Common   Stock   to    be    Issued
_____________________
Applicable                    Conversion                    Price
_____________________
Signature ______________________________________
Name      ______________________________________
Address   ______________________________________
          ______________________________________



Exhibit 10.1

     CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT, dated as  of

June  9, 1998 (this "Agreement"), between The Network Connection,

Inc.,  a  corporation organized under the laws of  the  State  of

Georgia  (the  "Company"), and KA Investments LDC, a  corporation organized under the laws of the Cayman Islands (the "Purchaser").



     WHEREAS, pursuant to the terms of that certain Convertible Debenture Purchase Agreement, dated as of March 11, 1998 between the Company and the Purchaser (the "Debenture Agreement"), the Purchaser purchased from the Company $2,200,000 aggregate principal amount of the Company's 4% Convertible Debentures, due March 11, 2003 (the "Debentures"), which are convertible into shares of the Company's common stock, $.001 par value (the "Common Stock");

     WHEREAS, the Company and the Purchaser, after a series of discussions, have determined that it would be in the best interests of the Company and the Purchaser were the Purchaser to convert its Debentures issued in accordance with the terms of the Debenture Agreement into shares of Preferred Stock (as defined below) to be issued by the Company pursuant to this Agreement; and

     WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchaser and the Purchaser desires to purchase an aggregate of 220,000 shares (the "Shares") of the Company's 4% Series A Convertible Preferred Stock (the "Preferred Stock"), which Shares are convertible into shares of Common Stock.

     IN CONSIDERATION of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     ARTICLE I



     PURCHASE AND SALE OF PREFERRED STOCK



     1.1 Purchase and Sale. Subject to the terms and conditions set forth herein, the Company shall issue and sell to the Purchaser and the Purchaser shall purchase the Shares, in a single certificate evidencing 220,000 shares of the Preferred Stock. The terms of the Preferred Stock shall be in accordance with the terms and conditions set forth in the Certificate of Amendment to the Certificate of Incorporation of the Company (the "Amendment"), which Amendment shall be in the form of Exhibit A attached hereto.

     1.2  The Closing.

(a) The Closing. (i) Subject to the terms and conditions set forth in this Agreement, the Company shall issue and sell to the Purchaser and the Purchaser shall purchase the Shares by surrendering the Debentures to the Company for cancellation by the Company, for a purchase price equivalent to $2,200,000. The closing of the purchase and sale of the Shares (the "Closing") shall take place at the offices of Robinson Silverman Pearce Aronsohn & Berman LLP ("Robinson Silverman"), 1290 Avenue of the Americas, New York, New York 10104, immediately following the execution hereof or such later date as the parties shall agree. The date of the Closing is hereinafter referred to as the "Closing Date."

               (ii) At the Closing, (a) the Company shall deliver
                    to the Purchaser (1) a stock certificate evidencing the Shares registered in the name of the Purchaser, (2) the legal opinion of Greenberg Traurig Hoffman Lipoff Rosen & Quentel, substantially in the form attached hereto as Exhibit C, (3) evidence of the filing with and acceptance by the Secretary of State of the State of Georgia of the Amendment, and (4) all other documents, instruments and writings required to have been delivered at or prior to the Closing by the Company pursuant to this Agreement, and
                    (b) the Purchaser shall deliver to the Company (1) the Debentures and (2) all documents, instruments and writings required to have been delivered at or prior to the Closing by the Purchaser pursuant to this Agreement. It is agreed that as of the date of this Agreement, the dollar amount of all interest that has accrued and remains unpaid under the terms of the Debentures shall be added to the dollar amount of dividends payable to the holders of Preferred Stock under the terms of this Agreement and the Amendment, to be payable to the holders of the Preferred Stock under the terms hereof and thereof to the same extent and under the same terms as if such amount of dividends had accrued and were payable by the Company as part of the first payment of dividends on the Preferred Stock.

     For purposes of this Agreement, "Average Price," "Conversion
Price," "Original Issue Date," "Conversion Date," "Trading Day" and "Per Share Market Value" shall have the meanings set forth in the Amendment.

     ARTICLE II



     REPRESENTATIONS AND WARRANTIES



     2.1   Representations,  Warranties  and  Agreements  of  the
Company.   The Company hereby makes the following representations
and warranties to the Purchaser:

(a) Organization and Qualification. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Georgia, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries. The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of this Agreement, the Amendment, or the Registration Rights Agreement, dated the date hereof, between the Company and the Purchaser, attached hereto as Exhibit B (the "Registration Rights Agreement" and, together with this Agreement and the Amendment, the "Transaction Documents"),
(y) have a material adverse effect on the results of operations, assets, prospects, or financial condition of the Company, taken as a whole, or (z) adversely impair the Company's ability to perform fully on a timely basis its obligations under any Transaction Document (any of the foregoing, a "Material Adverse Effect").

     (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company. Each of the Transaction Documents has been duly executed by the Company and when delivered in accordance with the terms hereof shall constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. The Company is not in violation of any of the provisions of its respective certificate of incorporation, by-laws or other charter documents.

(c) Capitalization. The authorized, issued and outstanding capital stock of the Company is set forth in Schedule 2.1(c). No shares of Common Stock are entitled to preemptive or similar rights, nor is any holder of the Common Stock entitled to preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of any of the Transaction Documents. Except as disclosed in Schedule 2.1(c), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or, except as a result of the purchase and sale of the Shares under the terms of this Agreement, securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. To the knowledge of the Company, except as specifically disclosed in the SEC Documents (as defined below) or Schedule 2.1(c), no Person (as defined below) beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or has the right to acquire by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of 5% of the Common Stock. Except as specified in Schedule 6(b) to the Registration Rights Agreement, there are no agreements or arrangements under which the Company is obligated to register the sale of any of their securities under the Securities Act of 1933, as amended (the "Securities Act"). A "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

(d) Issuance of the Shares. The Shares are duly authorized, and, when issued in accordance with the terms hereof, shall be validly issued, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of first refusals of any kind (collectively, "Liens"). The Company has and at all times while the Shares are outstanding will maintain an adequate reserve of duly authorized shares of Common Stock to enable it to perform its conversion and other obligations under this Agreement and the Amendment with respect to the Shares and in no circumstances shall such reserved and available shares of Common Stock be less than the sum of (i) the number of shares of Common Stock as would be issuable upon conversion in full of the Shares, assuming such conversion were effected at a conversion price of $3.00, and (ii) the number of shares of Common Stock as are issuable as payment of dividends on the Shares, provided, however, that the Company shall not be required to maintain a reserve in excess of 20% of the number of shares of the Common Stock outstanding on the Original Issue Date (the "Issuable Maximum"). The shares of
Common Stock issuable upon conversion of the Shares and as payment of dividends in respect thereof are sometimes referred to herein as the "Underlying Shares," and the Shares and Underlying Shares are, collectively, the "Securities." When issued in accordance with the terms of the Amendment, the Underlying Shares will be duly authorized, validly issued, fully paid and nonassessable, free and clear of all Liens.

(e) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of its certificate of incorporation, bylaws or other charter documents (each as amended through the date hereof) or (ii) subject to obtaining the consents referred to in Section 2.l(f), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument (evidencing a Company debt or otherwise) to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including Federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except in the case of each of clauses (ii) and (iii), as could not, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, do not have a Material Adverse Effect.

(f)  Consents and Approvals.  Except as specifically set forth in
Schedule 2.1(f), the Company is not required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other Federal, state, local or other governmental authority or national securities exchange or market on which the Common Stock may be listed or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents other than (i) the filing of the Amendment with the secretary of state of the State of
Georgia, (ii) the filing of a pre-effective amendment to the Registration Statement (File No. 333-51629) on Form S-3
promulgated under the Securities Act with the Securities and Exchange Commission (the "Commission") covering the resale by the Purchaser of the Underlying Shares pursuant to the Registration Rights Agreement (the "Underlying Securities Registration Statement"), (iii) the application or the listing of the Underlying Shares on any national securities exchange or market on which the Common Stock is then listed, and (iv) in all other cases, where the failure to obtain such consent, waiver, authorization or order, or to give or make such notice or filing, could not have or result in, individually or in the aggregate, a Material Adverse Effect (together with the consents, waivers, authorizations, orders, notices and filings referred to in
Schedule 2.1(f), the "Required Approvals").

(g) Litigation; Proceedings. Except as specifically disclosed in the Disclosure Materials (as hereinafter defined), there is no action, suit, notice of violation, proceeding or investigation pending or, to the best knowledge of the Company, threatened against or affecting the Company or any of its respective properties before or by any court, governmental or administrative agency or regulatory authority (Federal, state, county, local or foreign) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, individually or in the aggregate, have or result in a Material Adverse Effect.

(h) No Default or Violation. The Company is not (i) in default under or in violation of (and no event has occurred which has not been waived which, with notice or lapse of time or both, would result in a default by the Company), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) in violation of any order of any court, arbitrator or governmental body, or (iii) in violation of any statute, rule or regulation of any governmental authority, except as could not individually or in the aggregate, have or result in, individually or in the aggregate, a Material Adverse Effect.

(i) Private Offering. Assuming the accuracy of the representations and warranties of the Purchaser set forth herein, the offer, issuance and sale of the Securities to the Purchaser as contemplated hereby are exempt from the registration requirements of the Securities Act. Neither the Company nor any Person acting on its behalf has taken or will take any action which might subject the offering, issuance or sale of the Securities to the registration requirements of the Securities Act.

(j) SEC Documents. Except as set forth in Schedule 2.1(j), since May 11, 1995, the Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to
Section 13(a) or 15(d) thereof (such reports, the "SEC Documents" and, together with the Schedules to this Agreement and other documents and information furnished by or on behalf of the Company at any time prior to the Closing, including, the Risk Factors annexed hereto as Exhibit E, the "Disclosure Materials") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments. Since the date of the financial statements included in the Company's Quarterly Report on Form 10-QSB for the period ended March 31, 1998, (a) there has been no event, occurrence or development that has had or that could have or result in a Material Adverse Effect, (b) the Company has not incurred any liabilities (contingent or otherwise) other than (x) liabilities incurred in the ordinary course of business consistent with past practice and (y) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP, and (c) the Company has not altered its method of accounting or the identity of its auditors. The Schedules to this Agreement furnished by or on behalf of the Company do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(k) Seniority. No class of equity securities of the Company is senior to the Preferred Stock in right of payment, whether upon liquidation, dissolution or otherwise.

(l) Investment Company. The Company is not, and is not an Affiliate of an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

(m) Certain Fees. No fees or commissions will be payable by the Company to any broker, financial advisor, finder, investment banker, or bank with respect to the transactions contemplated hereby. The Purchaser shall have no obligation with respect to any claims made by or on behalf of any Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated hereby. The Company shall indemnify and hold harmless the Purchaser, its respective employees, officers, directors, agents, and partners, and its respective Affiliates (as such term is defined under Rule 405 promulgated under the Securities Act), from and against all claims, losses, damages, costs (including the costs of preparation and attorneys' fees) and expenses suffered in respect of any such claimed or existing fees.

(n) Solicitation Materials. The Company has not (i) distributed any offering materials in connection with the offering and sale of the Securities other than the Disclosure Materials and any amendments and supplements thereto or (ii) solicited any offer to buy or sell the Securities by means of any form of general solicitation or advertising.

(o) Exclusivity. The Company shall not issue and sell shares of the Preferred Stock to any Person other than the Purchaser.

(p) Listing and Maintenance Requirements Compliance. The Company has not in the two years preceding the date hereof received written notice from any stock exchange, market or trading facility on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing, maintenance or other requirements of such exchange, market, trading or quotation facility. The Company has no reason to believe that it does not now or will not in the future meet any such requirements.

(q) Patents and Trademarks. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and rights which are necessary for use in connection with its business and which the failure to so have would have a Material
Adverse Effect (collectively, the "Intellectual Property Rights"). To the best knowledge of the Company, there is no existing infringement of any of the Intellectual Property Rights.

(r) Disclosure. All information relating to or concerning the Company set forth in the Transaction Documents or provided to the Purchaser or its respective representatives and counsel in connection with the transactions contemplated hereby is true and correct in all material respects and does not fail to state any material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. The Company confirms that it has not provided to the Purchaser or any of its representatives, agents or counsel any information that constitutes or might constitute material nonpublic information. The Company understands and confirms that the Purchaser shall be relying on the foregoing representation in effecting transactions in securities of the Company.

     2.2   Representations and Warranties of the Purchaser.   The
Purchaser   hereby   makes  the  following  representations   and
warranties to the Company.

(a) Organization; Authority. The Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and to carry out its obligations thereunder. The acquisition of the
Securities by the Purchaser has been duly authorized by all necessary action on the part of the Purchaser. Each of this
Agreement and the Registration Rights Agreement has been duly executed and delivered by the Purchaser and constitutes the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser, in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

(b) Investment Intent. The Purchaser is acquiring the Securities for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof or interest therein, without prejudice, however, to the Purchaser's right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act and in compliance with applicable state securities laws or under an exemption from such registration.

(c) Purchaser Status. At the time the Purchaser was offered the Shares, it was, and at the date hereof, it is, and at the Closing
Date,  it  will be, an "accredited investor" as defined  in  Rule
501(a) under the Securities Act.

(d)   Experience  of Purchaser.  The Purchaser  either  alone  or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.

(e) Ability of Purchaser to Bear Risk of Investment. Purchaser acknowledges that the Securities are speculative investments and involve a high degree of risk and the Purchaser is able to bear the economic risk of an investment in the Securities, and, at the present time, is able to afford a complete loss of such investment.

(f) Access to Information. The Purchaser acknowledges receipt of the Disclosure Materials and further acknowledges that it has been afforded (1) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares, and the merits and risks of investing in the Shares; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the Disclosure Materials.

(g)   Reliance.  The Purchaser understands and acknowledges  that
(i) the Securities are being offered and sold to the Purchaser without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and the Purchaser hereby consents to such reliance.

     The Company acknowledges and agrees that the Purchaser makes no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 2.2.

     ARTICLE III



                 OTHER AGREEMENTS OF THE PARTIES

     3.1 Transfer Restrictions. (a) Securities may only be disposed of pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from or in a transaction not subject to the registration requirements thereof. In connection with any transfer of any Securities other than pursuant to an effective registration statement or to the Company, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register any transfer by the Purchaser to an Affiliate of the Purchaser, or any transfers among any such Affiliates provided in such case the transferee certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act and that it is acquiring any such Securities in accordance with the representation provided by the original Purchaser in Section 2.2(b). Each such transferee shall have the rights of the Purchaser under this Agreement and the Registration Rights Agreement.

(b) The Purchaser agrees to the imprinting, so long as is required by this Section 3.1(b), of the following legend on the
Securities:

          NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

     [FOR PREFERRED STOCK ONLY] THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON CONVERSION SET FORTH IN SECTION 3.8 OF A CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT, DATED AS OF MAY 20, 1998, BETWEEN THE NETWORK CONNECTION, INC. (THE "COMPANY") AND THE ORIGINAL HOLDER HEREOF. A COPY OF THAT AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

     Underlying Shares shall not contain any legend if conversion of Shares or other issuances of Underlying Shares as contemplated hereby, as the case may be, occurs at any time while an Underlying Securities Registration Statement is effective under the Securities Act or, in the event there is not an effective Underlying Securities Registration Statement at such time, if in the opinion of counsel to the Company such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company agrees that it will provide the Purchaser, upon request, with a certificate or certificates representing Underlying Shares, free from such legend at such time as such legend is no longer required hereunder. The Company may not make any notation on its records or give instructions to any transfer agent of the Company which enlarge the restrictions of transfer set forth in this Section 3.1(b).

     3.2 Acknowledgement of Dilution. The Company acknowledges that the issuance of Underlying Shares upon conversion of the Shares and as payment of dividends thereon may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue Underlying Shares in accordance with the terms of the Amendment is unconditional and absolute regardless of the effect of any such dilution.

     3.3 Furnishing of Information. As long as the Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. If at any time prior to the date on which the Purchaser may resell all of its Underlying Shares without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act (as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent for the benefit of and enforceable by the Purchaser) the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Purchaser and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including the legal opinion referenced above in this Section. Upon the request of any such Person, the Company shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with such requirements. In connection with any future access or diligence of the Company by the Purchaser, the Company agrees that it will not furnish to the Purchaser any material non-public information unless it first discloses in writing that such information is of such character and the Purchaser thereafter agrees to receive such information and to meet such conditions as are deemed reasonably necessary by counsel to the Company to avoid violations of the Securities Act.

     3.4 Use of Disclosure Materials. The Company consents to the use of the Disclosure Materials (which for purposes of the non-SEC Document Disclosure Materials shall take into account any amendments and supplements thereto) and any information provided by or on behalf of the Company pursuant to Section 3.3 by the Purchaser in connection with resales of the Securities other than pursuant to an effective registration statement.

     3.5 Blue Sky Laws. In accordance with and subject to the limitations set forth in the Registration Rights Agreement, the Company shall qualify and obtain exemptions for the Underlying Shares under the securities or Blue Sky laws of such jurisdictions as the Purchaser may request and shall continue such qualification or exemption at all times until the Purchaser notifies the Company in writing that it no longer owns Securities; provided, however, that the Company shall not be required in connection therewith to qualify as a foreign corporation where it is not now so qualified or to take any action that would subject the Company to general service of process in any such jurisdiction where it is not then so subject.

     3.6 Integration. The Company shall not, and shall use its best efforts to ensure that no Affiliate shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the issue or sale of the Securities to the Purchaser.

     3.7 Increase in Authorized Shares. At such time as the Company would be, if a notice of conversion were to be delivered on such date, precluded from converting the full outstanding number of the Shares (and paying any accrued but unpaid dividends in respect thereof in shares of Common Stock) that remain unconverted at such date due to the unavailability of a sufficient number of shares of authorized but unissued or re-acquired Common Stock, the Board of Directors of the Company shall promptly and in good faith (and in any case within 30 business days from such date) prepare and mail to the shareholders of the Company proxy materials requesting authorization to amend the Company's certificate of incorporation to increase the number of shares of Common Stock which the Company is authorized to issue to at least such number of shares as reasonably requested by the Purchaser in order to provide for such number of authorized and unissued shares of Common Stock to enable the Company to comply with its conversion and reservation of shares obligations as set forth in this Agreement and the Amendment. In connection therewith, the Board of Directors shall
(a) adopt proper resolutions authorizing such increase, (b) recommend to and otherwise use its best efforts to promptly and duly obtain stockholder approval to carry out such resolutions (and hold a special meeting of the shareholders no later than the 60th day after delivery of the proxy materials relating to such meeting) and (c) within 5 business days of obtaining such shareholder authorization, file an appropriate amendment to the Company's certificate of incorporation to evidence such increase.

     3.8 Purchaser Ownership of Common Stock. The Purchaser agrees not to convert Shares to the extent such conversion would result in the Purchaser beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 4.999% of the then issued and outstanding shares of Common Stock, including shares of Common Stock issuable upon conversion of the Shares held by the Purchaser after application of this Section. To the extent that the limitation contained in this Section applies, the determination of whether Shares are convertible (in relation to other securities owned by the Purchaser) and of which number of the Shares are convertible shall be in the sole discretion of the Purchaser, and the submission of certificates evidencing Shares for conversion shall be deemed to be the Purchaser's determination of whether such Shares are convertible (in relation to other securities owned by the Purchaser) and of which portion of such Shares are convertible, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. Nothing contained herein shall be deemed to restrict the right of the Purchaser to convert Shares at such time as such conversion will not violate the provisions of this Section. The provisions of this Section may be waived by the Purchaser upon not less than 75 days prior notice to the Company, and the provisions of this Section shall continue to apply until such 75th day (or later, if stated in the notice of waiver).

     3.9 Listing of Underlying Shares. If the Common Stock hereafter is listed for trading on the Nasdaq SmallCap Market (or on the Nasdaq National Market, American Stock Exchange or New York Stock Exchange, or any other national securities market or exchange), then the Company shall (1) take all necessary steps to list the Underlying Shares thereon, including the preparation of any required additional listing application therefor covering, up to the Issuable Maximum, the sum of (i) the number of Underlying Shares as would be issuable upon a conversion in full of the then outstanding Shares, and (ii) the number of Underlying Shares are issuable as payment of dividends thereon, assuming all such dividends were paid in shares of Common Stock), and (2) provide to the Purchaser evidence of such listing, and the Company shall thereafter maintain the listing of its Common Stock on such exchange or market as long as Underlying Shares are issuable and/or outstanding.

     3.10 Conversion Procedures. Exhibit D sets forth the procedures with respect to the conversion of the Shares, including the form of legal opinion, if necessary, that shall be rendered to the Company's transfer agent and such other information and instructions as may be reasonably necessary to enable the Purchaser to exercise its right of conversion smoothly and expeditiously which are not set forth in the Amendment.

     3.11 Purchaser's Rights if Trading in Common Stock is Suspended or Delisted. If at any time while the Purchaser (or any assignee thereof) owns any Securities, the Common Stock is delisted or suspended from trading on such exchange, market or trading facility, other than as a result of the suspension of trading in securities on such market or exchange generally, or temporary suspensions pending the release of material information, for more than thirty (30) business days, then, notwithstanding anything to the contrary contained in any Transaction Document, at the Purchaser's option exercisable by five (5) business days prior written notice to the Company, the Company shall redeem all then outstanding Shares then held by the Purchaser (and pay all accrued and unpaid dividends thereon) and redeem all then outstanding Underlying Shares then held by the Purchaser, at an aggregate purchase price equal to the sum of (I) the product of $10.00 and the number of Shares then held by the Purchaser divided by the Conversion Price on (a) the day prior to the date of such suspension or delisting, (b) the day of such notice or (c) the date of payment in full of the repurchase price calculated under this Section, whichever is less, and multiplied by the Average Price preceding (x) the day prior to the date of such suspension or delisting, (y) the day of such notice and (z) the date of payment in full of the repurchase price calculated under this Section, whichever is greater, (II) the aggregate of all accrued but unpaid dividends and other amounts (including liquidated damages, if any) then payable in respect of all Shares to be repaid, (III) the number of Underlying Shares then held by the Purchaser multiplied by the Average Price immediately preceding (x) the day prior to the date of such suspension or delisting, (y) the date of the notice or (z) the date of payment in full by the Company of the repurchase price calculated under this Section, whichever is greater, and (IV) interest on the amounts set forth in I - III above accruing from the 5th day after such notice until the repurchase price under this Section is paid in full at the rate of 15% per annum. If after the Original Issue Date the Common Stock shall be listed for trading or quoted on the Nasdaq SmallCap Market or any other national securities exchange or market, this provision shall similarly apply to any delistings or suspensions therefrom.

     3.12 Use of Proceeds. The Company shall use all of the proceeds from the sale of the Securities for working capital purposes and not for the satisfaction of Company debt or to redeem any equity or equity-equivalent securities of the Company. Pending application of the proceeds of this placement in the manner permitted hereby, the Company will invest such proceeds in interest bearing accounts and/or short-term, investment grade interest bearing securities.

     3.13 Notice of Breaches. The Company and the Purchaser shall give prompt written notice to the other of any breach by it of any representation, warranty or other agreement contained in any Transaction Document, as well as any events or occurrences arising after the date hereof, which would reasonably be likely to cause any representation or warranty or other agreement of such party, as the case may be, contained in the Transaction Documents to be incorrect or breached as of such Closing Date. However, no disclosure by either party pursuant to this Section shall be deemed to cure any breach of any representation,
warranty   or   other  agreement  contained  in  any  Transaction
Document.

     Notwithstanding the generality of the foregoing, the Company shall promptly notify the Purchaser of any notice or claim (written or oral) that it receives from any lender of the Company to the effect that the consummation of the transactions contemplated by the Transaction Documents violates or would violate any written agreement or understanding between such lender and the Company, and the Company shall promptly furnish by facsimile to the holders of the Shares a copy of any written statement in support of or relating to such claim or notice.

     3.14  Conversion  Obligations of the Company.   The  Company
shall   honor  conversions  of  the  Shares  and  shall   deliver
Underlying Shares in accordance with the respective terms and conditions and time periods set forth in the Amendment.

     3.15 Right of First Refusal; Subsequent Registrations; Certain Corporate Actions. (a) The Company shall not, directly or indirectly, without the prior written consent of the
Purchaser, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option  to  purchase or other disposition)  any  of  its  or  its
Affiliates' equity or equity-equivalent securities or any instrument that permits the holders thereof to acquire Common Stock at any time over the life of the security or investment at a price that is less than the market price of the Common Stock at the time of issuance of such security or investment (a "Subsequent Financing") for a period of 180 days after March 11, 1998, except (i) the granting of options or warrants to employees, officers, directors and consultants, and the issuance of shares upon exercise of options granted, under any stock option plan heretofore or hereinafter duly adopted by the
Company, (ii) the issuance of shares upon exercise of any currently outstanding warrants and upon conversion of any currently outstanding convertible preferred stock in each case disclosed in Schedule 2.1(c), or (iii) the issuance of shares of Common Stock upon conversion of the Shares, or as payment of dividends thereon, in accordance with their respective terms, unless (A) the Company delivers to the Purchaser a written notice (the "Subsequent Financing Notice") of its intention to effect such Subsequent Financing, which Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder, the Person with whom such Subsequent Financing shall be effected, and attached to which shall be a term sheet or similar document relating thereto and (B) the Purchaser shall not have notified the Company by 5:00 p.m. (New York City time) on the tenth (10th) business day after its receipt of the Subsequent Financing Notice of its willingness to cause the Purchaser to provide (or to cause its sole designee to provide), subject to completion of mutually acceptable documentation, financing to the Company on substantially the terms set forth in the Subsequent Financing Notice. If the Purchaser shall fail to notify the Company of its intention to enter into such negotiations within such time period, the Company may effect the Subsequent Financing substantially upon the terms and to the Persons (or Affiliates of such Persons) set forth in the Subsequent Financing Notice; provided, that the Company shall provide the Purchaser with a second Subsequent Financing Notice, and the Purchaser shall again have the right of first refusal set forth above in this paragraph
(a), if the Subsequent Financing subject to the initial Subsequent Financing Notice shall not have been consummated for any reason on the terms set forth in such Subsequent Financing Notice within thirty (30) business day after the date of the initial Subsequent Financing Notice with the Person (or an Affiliate of such Person) identified in the Subsequent Financing Notice.

(b) Except for Underlying Shares and other "Registrable Securities" (as such term is defined in the Registration Rights Agreement) to be registered in accordance with the Registration Rights Agreement, the Company shall not, without the prior written consent of the Purchaser, (i) issue or sell any of its or any of its Affiliates' equity or equity-equivalent securities pursuant to Regulation S promulgated under the Securities Act, or
(ii) register for resale any securities of the Company for a period of not less than 90 business days after the date that the Underlying Securities Registration Statement is declared effective by the Commission. Any days that the Purchaser is unable to sell Underlying Shares under the Underlying Securities Registration Statement shall be added to such 90 business day period for the purposes of (i) and (ii) above.

(c) As long as there are Shares outstanding, the Company shall not, without the consent of the holders of a majority of the then outstanding Shares, (i) amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the holders of the Shares; (ii) repay, repurchase or offer to repay, repurchase or otherwise acquire shares of its Common Stock other than as to the Underlying Shares; or (iii) enter into any agreement with respect to any of the foregoing.

     3.16 Certain Securities Laws Disclosures; Publicity. (a) The Company shall timely file with the Commission a Form D promulgated under the Securities Act as required under Regulation D promulgated under the Securities Act with respect to the issuance of the Shares and provide a copy thereof to each Purchaser promptly after the filing thereof. The Company shall file with the Commission (i) a press release disclosing the transactions contemplated hereby, provided that if such press release shall mention the Purchaser by name, the Purchaser shall have the right to review and object to the contents thereof, and
(ii) a Report on Form 8-K disclosing this Agreement and the transactions contemplated hereby within ten (10) business days after the Closing Date.

(b) In furtherance and in addition to the obligation of the Company set forth in Section 3.16(a) above, the Company and the Purchaser shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other party with prior notice of such public statement.

     3.17 Cooperation on Withholding Taxes. The Purchaser shall reasonably cooperate with the Company to receive and forward to the Company any refunds of withholding taxes paid by the Company with respect to dividends and interest paid on the Preferred Stock.



     ARTICLE IV



     MISCELLANEOUS



     4.1 Fees and Expenses. At the Closing the Company shall pay $5,000 to the Purchaser for the legal fees and disbursements incurred by the Purchaser in connection with the preparation of the Transaction Documents. Except as set forth in the Registration Rights Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Shares pursuant hereto. The Purchaser shall be responsible for its own tax liability that may arise as a result of the investment hereunder or the transactions contemplated by this Agreement.

     4.2 Entire Agreement; Amendments. This Agreement, together with the Exhibits and Schedules hereto and the Amendment contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

     4.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 4:30 p.m. (New York City time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in the Agreement later than 4:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:               The Network Connection, Inc.
                                 1324 Union Hill Road
                                 Alpharetta, Georgia 30201
                                 Facsimile No.:
                                 Attn: Chief Financial Officer

With copies to:                  Greenberg Traurig Hoffman
                                 Lipoff Rosen &
                                    Quentel
                                 200 Park Avenue
                                 New York, NY 10166
                                 Facsimile No.: (212) 801-6400
                                 Attn: Peter W. Rothberg

If to the Purchaser:             KA Investments LDC
                                 c/o Tarmachan Capital
                                 Management
                                 1712 Hopkins Crossroads
                                 Minnetonka, MN 55305
                                 Facsimile No.: (612) 542-4244
                                 Attn: Bruce Lieberman

With copies to:                  Robinson Silverman Pearce
                                 Aronsohn &
                                    Berman LLP
                                 1290 Avenue of the Americas
                                 New York, NY 10104
                                 Facsimile No.: (212) 541-4630
                                 Attn: Kenneth L. Henderson

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

     4.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Purchaser; or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     4.5   Headings.   The  headings herein are  for  convenience
only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     4.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser. Except as set forth in
Section 3.1(a), the Purchaser may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company. The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement.

     4.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and except for permitted assignees under Section 4.6, is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     4.8 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the nonexclusive jurisdiction of the state and Federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court or that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

     4.9 Survival. The representations, warranties, agreements and covenants contained in this Agreement shall survive the Closing and the conversion of the Shares.

     4.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     4.11 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

          [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
                     SIGNATURE PAGE FOLLOWS]

     IN  WITNESS  WHEREOF, the parties hereto  have  caused  this
Convertible  Preferred  Stock  Purchase  Agreement  to  bc   duly
executed by their respective authorized persons as of the date first indicated above.

                              THE NETWORK CONNECTION, INC.


                              By :
                                Name:  Wilbur L. Riner
                                Title:   CEO


                              KA INVESTMENTS LDC


                              By :
                                Name:
                                Title:


                        SCHEDULE 2.1 (c)

                  The Network Connection, Inc.

                    Capitalization of Company

                          June 9, 1998

Common Stock, $.001 par value
Authorized 10,000,000 shares
Issued and Outstanding -
4,154,943 shares

Preferred Stock, $.01 par value
Authorized 2,500,000 shares
Issued and Outstanding -0-

    180,000 Warrants at $5.50 -
                 expire 1/06/03
     31,750 Warrants at $8.00 -
                 expire 5/11/98
     31,750 Warrants at $8.20 -
                 expire 5/11/98

726,328 employee stock options currently outstanding at exercise prices ranging from $2.60 through $11.62 per share.

     $2,200,000     aggregate   principal   of   4%   Convertible
Debentures, due March 11, 2003, issued to the Purchaser.



                        Schedule 2.1 (f)

                  The Network Connection, Inc.

                       Required Approvals

     None, other than the filing with and acceptance of the Amendment by the Secretary of State of the State of Georgia.



                        Schedule 2.1 (j)

                  The Network Connection, Inc.

                 SEC Document Filing Exceptions

     None



Exhibit 10.2
                  REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement (this "Agreement") is made and entered into as of June 9, 1998 between The Network Connection, Inc., a Georgia corporation (the "Company"), and KA Investments LDC, a Cayman Islands corporation (the "Purchaser").
         WHEREAS, the Company and Purchaser have previously entered into that certain Convertible Debenture Purchase Agreement, dated as of March 11, 1998, pursuant to which the Purchaser acquired $2,200,000 aggregate principal amount of the Company's 4% Convertible Debentures, due March 11, 2003 (the "Debentures"), which Debentures are convertible into shares of the Company's Common Stock, $.001 par value (the "Common Stock");
         WHEREAS, the Purchaser and the Company entered into that certain Registration Rights Agreement, dated March 11 1998 (the "Registration Agreement"), pursuant to which the Company granted to the Purchaser certain registration rights with respect to the Purchaser's resale of the shares of Common Stock issuable upon conversion of the Debentures (the "Debenture Shares");
         WHEREAS, on May 1, 1998, the Company filed a Registration Statement (File No. 333-51629), under the terms of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, in compliance with the terms of the Registration Agreement, covering the Debenture Shares, with the Securities and Exchange Commission (the "Initial Registration Statement"), which Registration Statement was declared effective on June 8, 1998;
         WHEREAS, pursuant to the terms of that certain Convertible Preferred Stock Agreement, of even date herewith, between the Company and the Purchaser (the "Purchase Agreement"), the Purchaser agreed to exchange the Debentures for shares of the Company's 4% Series A Preferred Stock (the "Preferred Stock"), by agreeing to cancel the Debentures in consideration for the issuance by the Company of 220,000 shares of Preferred Stock to the Purchaser, all under the terms of the Purchase Agreement; and
         WHEREAS, this Agreement is made pursuant to the terms of the Company's grant to the Purchaser of certain registration rights with respect to the Purchaser's resale of the shares of Common Stock issuable upon conversion of the Preferred Stock into Common Stock under the terms of the Preferred Stock, and the registration rights granted under the terms of this Agreement are identical to the registration rights granted to the Purchaser under the terms of the Registration Agreement.
         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration the receipt of which is hereby acknowledged, the Company and the Purchaser hereby agree as follows:
     1.   Definitions
         Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:
          "Advice" shall have meaning set forth in Section 3(p). "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.
          "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the state of New York generally are authorized or required by law or other government actions to close.
          "Commission"   means   the  Securities   and   Exchange
Commission.
          "Common Stock" means the Company's common stock, par value $.001 per share.
          "Effectiveness  Date"  means the  105th  day  following
March 11, 1998.
          "Effectiveness Period" shall have the meaning set forth
in Section 2(a).
          "Exchange  Act"  means the Securities Exchange  Act  of
1934, as amended.
          "Filing  Date" means the 45th day following  March  11,
1998.
          "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.
          "Indemnified Party" shall have the meaning set forth in
Section 5(c).
          "Indemnifying Party" shall have the meaning  set  forth
in Section 5(c).
          "Losses"  shall have the meaning set forth  in  Section
5(a).
          "New  York Courts" shall have the meaning set forth  in
Section 7(j).
          "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.
          "Preferred Stock" means the shares of the Company's 4% Series A Convertible Preferred Stock issued to the Purchaser pursuant to the Purchase Agreement.
          "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.
          "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
          "Registrable Securities" means the shares of Common Stock issuable upon (a) conversion in full of the Preferred Stock and (b) payment of dividends in respect of the Preferred Stock up to a maximum of 20% of the number of shares of Common Stock outstanding on the Original Issue Date (as such term is defined in the Purchase Agreement). The Initial Registration Statement shall continue to cover such maximum number of shares of Common Stock issuable upon conversion in full of the Preferred Stock and payment of dividends in respect of the Preferred Stock based upon a conversion price of $3.00. The Company shall be required to file additional Registration Statements to the extent the actual number of shares of Common Stock into which the shares of Preferred Stock are convertible (together with dividends thereon) exceeds the number of shares of Common Stock registered in the Initial Registration Statement in accordance with the immediately prior sentence. The Company shall have 15 Business Days to file such additional Registration Statement after notice to the
Company  of  the  requirement thereof from the Holders.   In  the
event  that  the  filing  of  any  such  additional  registration statements requires the preparation of updated financial statements, (1) the Company shall use its best efforts to cause such financial statements to be prepared as soon as possible, and
(2) the 15 Business Day period specified in the immediately prior sentence shall be extended to up to 30 Business Days or such lesser number of days as the Company shall, using its best efforts, require for such preparation and filing.
          "Registration Statement" means the registration statement contemplated by Section 2(a) (covering such number of Registrable Securities and any additional Registration Statements contemplated in the definition of Registrable Securities),
including   (in   each  case)  the  Prospectus,  amendments   and
supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.
          "Rule 158" means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
          "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
          "Securities Act" means the Securities Act of  1933,  as
     amended.
          "Special Counsel" means one law firm acting as counsel to the Holders, for which the Holders will be reimbursed by the Company pursuant to Section 4.
          "Underwritten Registration or Underwritten Offering" means a registration in connection with which securities of the Company are sold to an underwriter for reoffering to the public pursuant to an effective registration statement.
     2.   Shelf Registration
          (a) Although prior to the Filing Date the Company was obligated to prepare and file with the Commission a "Shelf" Registration Statement covering all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415, that it is hereby recognized that by filing the Initial Registration Statement on May 1, 1998, which Initial Registration Statement registered the resale of the Debenture Shares and was declared effective on June 8, 1998 (prior to the Effectiveness
Date), with the obligation of "stickering", as necessary, such Initial Registration Statement promptly following the date of this Agreement to reflect the transactions underlying the Purchase Agreement, the Company will have complied with its obligations to file a Shelf Registration Statement covering all Registrable Securities on or prior to the Filing Date under the terms of this Section 2(a) and under the terms of Section 2(a) of the Registration Agreement. The Registration Statement is on Form S-3 (or, if the Company is not permitted to register the resale of the Registrable Securities on Form S-3 at any future time, the Registration Statement shall be on such other appropriate form in accordance herewith as the Holders of a majority in interest of the Registrable Securities may consent). The Company shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until the date which is three years after the date that such Registration Statement is declared effective by the Commission or such earlier date when all Registrable Securities covered by such Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent (the "Effectiveness Period"); provided, however, that the Company shall not be deemed to have used its best efforts to keep the Registration Statement effective during the Effectiveness Period if it voluntarily takes any action that would result in the Holders not being able to sell the Registrable Securities covered by such Registration Statement during the Effectiveness Period, unless such action is required under applicable law or the Company has filed a post-effective amendment to the Registration Statement and the Commission has not declared it effective.
          (b) If the Holders of a majority of the Registrable Securities so elect, an offering of Registrable Securities pursuant to the Registration Statement may be effected in the form of an Underwritten Offering. In such event, and if the managing underwriters advise the Company and such Holders in writing that in their opinion the amount of Registrable Securities proposed to be sold in such Underwritten Offering exceeds the amount of Registrable Securities which can be sold in such Underwritten Offering, there shall be included in such Underwritten Offering the amount of such Registrable Securities which in the opinion of such managing underwriters can be sold, and such amount shall be allocated pro rata among the Holders proposing  to  sell  Registrable Securities in such  Underwritten
Offering.
          (c) If any of the Registrable Securities are to be sold in an Underwritten Offering, the investment banker in interest that will administer the offering will be selected by the Holders of a majority of the Registrable Securities included in such offering upon consultation with the Company. No Holder may participate in any Underwritten Offering hereunder unless such Person (i) agrees to sell its Registrable Securities on the basis provided in any underwriting agreements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such arrangements.
     3.   Registration Procedures
In connection with the Company's registration obligations hereunder, the Company shall:
          (a) Prepare and file with the Commission on or prior to the Filing Date, a Registration Statement (and any additional Registration Statements as may be required) in accordance with
Section 2(a), and cause the Registration Statement to become effective and remain effective as provided herein; provided, however, that not less than five (5) Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to the Holders, their Special Counsel and any managing underwriters, copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, their Special Counsel and such managing underwriters, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the opinion of respective counsel to such Holders and such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities, their Special Counsel, or any managing underwriters, shall reasonably object on a timely basis to the information contained in the Registration Statement concerning the Registrable Securities, the Plan of Distribution, or any information relating to the Holders of the Registrable Securities (the "Registration Information").
         (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the
Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as practicable to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and promptly provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.
         (c) Notify the Holders of Registrable Securities to be sold, their Special Counsel and any managing underwriters immediately (and, in the case of (i)(A) below, not less than five
(5) days prior to such filing) and (if requested in writing by any such Person) confirm such notice in writing no later than one
(1) Business Day following the day: (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders) and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) if at any time any of the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the
Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and
(vi) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
          (d) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.
         (e) If requested by any managing underwriter or the Holders of a majority in interest of the Registrable Securities to be sold in connection with an Underwritten Offering, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such Registration
Information as such managing underwriters and such Holders reasonably agree should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any action pursuant to this Section 3(e) that would, in the opinion of counsel for the Company, violate applicable law or be materially detrimental to the business prospects of the Company.
          (f) Furnish to each Holder, their Special Counsel and any managing underwriters, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent reasonably requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.
          (g) Promptly deliver to each Holder, their Special Counsel, and any underwriters, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders and any underwriters in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.
          (h)   Prior  to  any  public  offering  of  Registrable
Securities, use its best efforts to register or qualify or cooperate with the selling Holders, any underwriters and their Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as any Holder or underwriter reasonably requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.
          (i) Cooperate with the Holders and any managing underwriters to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates shall be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such managing underwriters or Holders may request at least five (5) Business Days prior to any sale of Registrable Securities.
          (j)   Upon the occurrence of any event contemplated  by
Section 3(c)(vi), as promptly as practicable, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related
Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
          (k) Use its best efforts to cause all Registrable Securities relating to such Registration Statement to be listed on the Nasdaq SmallCap Market and any other securities exchange, quotation system, market or over-the-counter bulletin board, if any, on which similar securities issued by the Company are then listed as and when required pursuant to the Purchase Agreement.
          (l) In the case of an Underwritten Offering, enter into such customary agreements on terms which are customary in connection with such transactions (including an underwriting agreement in form, scope and substance as is customary in Underwritten Offerings) and take all such other actions in connection therewith (including those reasonably requested by any managing underwriters and the Holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities, and whether or not an underwriting agreement is entered into, (i) make such representations and warranties to such Holders and such underwriters as are customarily made by issuers to underwriters in underwritten public offerings, and confirm the same if and when requested; (ii) obtain and deliver copies thereof to each Holder and the managing underwriters, if any, of opinions of counsel to the Company and updates thereof addressed to each selling Holder and each such underwriter, that are customary in form, scope and substance and reasonably satisfactory to any such managing underwriters and Special Counsel to the selling Holders covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by such Special Counsel and underwriters;
(iii) immediately prior to the effectiveness of the Registration Statement or at the time of delivery of any Registrable Securities sold pursuant thereto (at the option of the underwriters), obtain and deliver copies to the Holders and the managing underwriters, if any, of "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to each Person and in such form and substance as are customary in connection with Underwritten Offerings; (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the selling Holders and the underwriters, if any, than those set forth in Section 5 (or such other provisions and procedures acceptable to the managing underwriters, if any, and holders of a majority of Registrable Securities participating in such Underwritten Offering); and (v) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold, their Special Counsel and any managing underwriters to evidence the continued validity of the representations and warranties made pursuant to clause 3(l)(i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.
         (m) Make available for inspection by the selling Holders, a representative of such Holders, an underwriter participating in any disposition of Registrable Securities, and an attorney or accountant retained by such selling Holders or underwriters, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors, agents and employees of the Company and its subsidiaries to supply all information in each case requested by any such Holder, representative, underwriter, attorney or accountant in connection with the Registration Statement; provided, however, that any information that is determined in good faith by the Company in writing to be of a confidential nature at the time of delivery of such information shall be kept confidential by such Persons, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities; (ii) disclosure of such information, in the reasonable opinion of counsel to such Person, is required by law; (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Person; or (iv) such information becomes available to such Person from a source other than the Company and such source is not known by such Person to be bound by a confidentiality agreement with the Company.
          (n) Comply with all applicable rules and regulations of the Commission and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts Underwritten Offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statement shall cover said 12-month period, or such shorter periods as is consistent with the requirements of Rule 158.
          (o) The Company may require each selling Holder to furnish to the Company such information regarding the distribution of such Registrable Securities and the beneficial ownership of Common Stock held by such selling Holder as is reasonably determined to be required by law to be disclosed in the Registration Statement and the Company may exclude from such registration the Registrable Securities of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.
          If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force) the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.
          (p) Each Holder agrees by its acquisition of such Registrable Securities that (i) it will not offer or sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in Section 3(g) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by
Section 3(c), and (ii) it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.
          Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in
Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v) or 3(c)(vi),  such
Holder will forthwith discontinue disposition of such Registrable Securities until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing (the "Advice") by the Company that the use of the applicable
Prospectus  may  be  resumed, and, in either case,  has  received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.
     4.   Registration Expenses
         (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall, except as and to the extent specified in Section 4(b), be borne by the Company whether or not pursuant to an Underwritten Offering and whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred  to  in  the foregoing sentence shall  include,  without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Nasdaq SmallCap Market and each other securities exchange or market on which Registrable Securities are required hereunder to be listed and (B) in compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the underwriters or Holders in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the managing underwriters, if any, or the Holders of a majority of Registrable Securities may designate), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any, or by the holders of a majority of the Registrable Securities included in the Registration Statement),
(iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and Special Counsel for the Holders, in the case of the Special Counsel, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.
         (b) If the Holders require an Underwritten Offering pursuant to the terms hereof, the Company shall be responsible for all costs, fees and expenses in connection therewith, except for the fees and disbursements of the Underwriters (including any underwriting commissions and discounts) and their legal counsel and accountants. By way of illustration which is not intended to diminish from the provisions of Section 4(a), the Holders shall not be responsible for, and the Company shall be required to pay the fees or disbursements incurred by the Company (including by its legal counsel and accountants) in connection with, the preparation and filing of a Registration Statement and related Prospectus for such offering, the maintenance of such Registration Statement in accordance with the terms hereof, the listing of the Registrable Securities in accordance with the requirements hereof, and printing expenses incurred to comply with the requirements hereof.
     5.   Indemnification
         (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents (including any underwriters retained by such Holder in connection with the offer and sale of Registrable Securities), brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, settlements, judgments, costs (including, without limitation, costs of preparation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by or on behalf of such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.
         (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of or based solely upon any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.
         (c) Conduct of Indemnification Proceeding. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.
         An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless:
(1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all
liability  on  claims  that  are  the  subject  matter  of   such
Proceeding.
         All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within 10 Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake, or provide reasonable security or assurance therefor, to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).
          (d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying
Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.
          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), the Purchaser shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by the Purchaser from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11
(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
          The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.
     6.   Miscellaneous
          (a) Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.
          (b) No Inconsistent Agreements. Except as and to the extent specifically set forth in Schedule 6(b) attached hereto, neither the Company nor any of its subsidiaries has, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The Company has not previously entered into any agreement granting any registration rights with respect to any of its securities to any Person which conflicts or is inconsistent with the provisions of this Agreement. Without limiting the generality of the foregoing, without the written consent of the Holders of a majority of the then outstanding Registrable Securities, the Company shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of the Holders set forth herein, and are not otherwise in conflict or inconsistent with the provisions of this Agreement.
          (c) No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities, and the Company shall not enter into any agreement providing any such right to any of its securityholders, except with the consent of the holders of the Preferred Stock and a majority of the outstanding Registrable Securities.
          (d) Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each holder of Registrable Securities written notice of such determination and, if within twenty (20) days after receipt of such notice, any such holder shall so request in writing, the Company shall include in such registration statement all or any part of the Registrable Securities such holder requests to be registered. No right to registration of Registrable Securities under this Section shall be construed to limit any registration otherwise required hereunder.
          (e) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of at least a majority of the then outstanding Registrable Securities; provided, however, that, for the purposes of this sentence, Registrable Securities that are owned, directly or indirectly, by the Company, or an Affiliate of the Company are not deemed outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.
         (f) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:00 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:00 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:
If to the Company:  The Network Connection, Inc.
               1324 Union Hill Road
               Alpharetta, Georgia  30201
               Attn:  Chief Financial Officer
               Facsimile No.:  770-740-0858
With copies to:     Greenberg Traurig Hoffman Lipoff Rosen &
Quentel
               200 Park Avenue
               New York, NY  10166
               Facsimile No.: (212) 801-6400
               Attn:  Peter W. Rothberg
If to the Holder:   KA Investments, LDC
               c/o Tarmachan Capital Management
               1712 Hopkins Crossroads
               Minnetonka, MN  55305
               Facsimile No.:  (612) 542-4244
               Attn:  Bruce Lieberman
With copies to:     Robinson Silverman Pearce Aronsohn &
               Berman LLP
               1290 Avenue of the Americas
               New York, NY  10104
               Facsimile No.:  (212) 541-4630
               Attn:  Kenneth L. Henderson
If to any other Person who is then the registered Holder:
               To the address of such Holder as it appears in the
               stock transfer books of the Company
or such other address as may be designated in writing hereafter, in the same manner, by such Person.
          (g) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. The Purchaser may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.
          (h) Assignment of Registration Rights. The rights of the Purchaser hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be automatically assignable by the Purchaser to any assignee or transferee of all or a portion of the Preferred Stock, without the consent of the Company, if: (i) such Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment,
(ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement, and (iv) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement. The rights to assignment shall apply to the Purchaser's (and to subsequent) successors and assigns.
          (i) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.
          (j) Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law. Each party hereby irrevocably submits to the non-exclusive jurisdiction of any New York state court sitting in the Borough of Manhattan, the state and federal courts sitting in the City of New York or any federal court sitting in the Borough of Manhattan in the City of New York (collectively, the "New York Courts") in respect of any Proceeding arising out of or relating to this Agreement, and irrevocably accepts for itself and in respect of its property, generally and unconditionally, jurisdiction of the New York Courts. The Company irrevocably waives to the fullest extent it may effectively do so under applicable law any objection that it may now or hereafter have to the laying of the venue of any such Proceeding brought in any New York Court and any claim that any such Proceeding brought in any New York Court has been brought in an inconvenient forum. Nothing herein shall affect the right of any Holder. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.
         (k) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.
         (l) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.
         (m) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
          (n) Shares Held by The Company and its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than the Purchaser or transferees or successors or assigns thereof if such Persons are deemed to be Affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.
          (o) Termination of the Debenture Registration Rights Agreement. By the execution and delivery of this Agreement, the parties do hereby terminate and render null and void and of no further force and effect as of the date of this Agreement that certain Registration Rights Agreement, dated as of March 11, 1998, between the Company and the Purchaser.
         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.
                                   THE NETWORK CONNECTION, INC.


                                   By:___________________________
                              _____
                                     Name:
                                     Title:


                                   KA INVESTMENTS LDC


                                   By:___________________________
                              _____
                                     Name:
                                     Title:

                          Schedule 6(b)
                              None